Exhibit 10.1

                                                                EXECUTION COPY











                  AMENDMENT NO. 4 TO SENIOR CREDIT AGREEMENT


                           AMENDMENT NO. 4, dated as of February 6, 2003 (this
                  "Amendment"), to the SENIOR CREDIT AGREEMENT dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Senior Credit Facility"), among RITE AID CORPORATION, a Delaware corporation ("Rite Aid" or the "Borrower"), the Banks (as defined in Article 1 thereof), CITICORP USA, INC. ("Citicorp USA"), as a Swingline Bank, as an Issuing Bank and as administrative agent for the Banks (in such capacity, the "Senior Administrative Agent"), Citicorp USA, as collateral agent for the Banks (in such capacity, the "Senior Collateral Agent") and JPMORGAN CHASE BANK, CREDIT SUISSE FIRST BOSTON and FLEET RETAIL FINANCE INC., as syndication agents (in such capacity, the "Syndication Agents").

                                   RECITALS

         A. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Senior Credit Facility.

         B. The Borrower and the Banks are entering into this Amendment pursuant to Section 9.05(a) of the Senior Credit Facility.

                                  AGREEMENTS

         In consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Amendments to the Senior Credit Facility. The Senior Credit Facility is hereby amended as follows:

         (a) The Definitions Annex is amended by amending the definition of "Specified Debt Financings", for purposes of the Senior Credit Facility only, by inserting "; (vi) any Replacement Second Priority Debt or Replacement Senior Second Priority Debt" at the end of clause (v) thereof and by replacing the reference therein to "(vi)" with a reference to "(vii)".

         (b) Section 1.01 is amended by inserting the following definitions in the appropriate alphabetical order:

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                  ""11.25% Senior Notes" means the 11.25% Senior Notes of the
         Borrower due 2008 issued pursuant to the Unsecured Note Indenture and any Registered Equivalent Notes issued in exchange therefor."

                  ""February 2003 Note Indenture" means an Indenture to be entered into among Rite Aid, the Subsidiary Guarantors and the trustee named therein, relating to the February 2003 Notes."

                  ""February 2003 Notes" means the Senior Secured Notes of Rite Aid due 2011 having terms (i) substantially as set forth in Annex A to the Fourth Amendment or (ii) that are not substantially less favorable to the Banks than those set forth in Annex A to the Fourth Amendment and issued pursuant to the February 2003 Note Indenture and any Registered Equivalent Notes issued in exchange therefor."

                  ""Fourth Amendment" means Amendment No. 4 to this Agreement dated as of February 6, 2003."

         (c) Section 5.07(a) is amended by deleting the reference to "or" at the end of clause (ii), deleting clause (iii) thereof through the word "Agreement" and restating clause (A) thereof in its entirety as follows:

                  "(A)(w) the Senior Loan Documents, (x) agreements with respect to Debt secured by Liens permitted by Section 5.15 restricting the ability to transfer or grant Liens on the assets securing such Debt, (y) agreements with respect to Additional Second Priority Debt, Replacement Second Priority Debt, Additional Senior Second Priority Debt or Replacement Senior Second Priority Debt (1) containing provisions described in clauses (i) and/or (ii) above that are not substantially more restrictive, taken as a whole, than those of the February 2003 Note Indenture when originally entered into or
         (2) requiring that such Debt be secured by assets in respect of which Liens are granted to secure other Debt (provided that in the case of any such assets subject to a Senior Lien, such Debt will be required to be secured only with a Second Priority Lien); provided, however, that the Second Priority Debt Documents relating to any such Debt may not contain terms requiring any Liens be granted with respect to Senior Collateral consisting of cash or Temporary Cash Investments pledged pursuant to Section 2.18(j) of this Agreement or Section 8 of the Senior Subsidiary Guarantee Agreement or otherwise required to be provided upon the occurrence of a default under any bank credit facility to secure obligations in respect of letters of credit issued thereunder and (z) agreements with respect to unsecured Debt governed by indentures or by credit agreements or note purchase agreements with institutional investors permitted by this Agreement containing terms that are not substantially more restrictive, taken as a whole,

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         than those of the Unsecured Note Indenture as in effect on the date of the Fourth Amendment."

         (d) Section 5.07(a) is further amended by (i) replacing the "and" immediately before the reference to "(F)" with a comma, (ii) inserting a reference in clause (F) thereof to ", the Shareholder Notes, the Indentures, the February 2003 Note Indenture when originally entered into" immediately following the reference therein to "the Exchange Note Documents", (iii) replacing the reference in clause (F) thereof to "Initial Borrowing Date" with a reference to "date of the Fourth Amendment" and (iv) inserting new clauses
(G) and (H) as follows:

                  ", (G) any restriction existing under agreements relating to assets acquired by the Borrower or a Subsidiary in a transaction permitted hereby, provided such agreements existed at the time of such acquisition, were not put into place in anticipation of such acquisition and are not applicable to any assets other than assets so acquired and
                  (H) any restriction existing under any agreement of a Person acquired as a Subsidiary pursuant to Section 5.21(a)(vii),
                  Section 5.21(b) or Section 5.22(b), provided any such agreement existed at the time of such acquisition, was not put into place in anticipation of such acquisition and was not applicable to any Person or assets other than the Person or assets so acquired.".

                  (e) Section 5.07(b) is amended in its entirety as follows:

                  "(b) The Borrower will not, and will not permit any Subsidiary to, enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (i) make Restricted Payments in respect of any capital stock of such Subsidiary held by, or pay any Debt owed to, the Borrower or any other Subsidiary, (ii) make any Investment in the Borrower or any other Subsidiary, or (iii) transfer any of its assets to the Borrower or any other Subsidiary, except for (A) any restriction existing under (1) the Senior Loan Documents or existing on the date of the Fourth Amendment under the indenture governing the Shareholder Notes, the Unsecured Note Indenture, the Exchange Note Documents, the Synthetic Lease Documents, the Indentures or under the February 2003 Note Indenture when originally entered into, (2) the indenture or agreement governing any Replacement Senior Second Priority Debt or Replacement Second Priority Debt in respect of Debt set forth in clause (1) above, (3) the indenture or agreement governing any Additional Senior Second Priority Debt, provided the provisions thereof described in clauses (i), (ii) and (iii) above are not substantially more restrictive, taken as a whole, than those of the Synthetic Lease Documents (as in effect on the date of the Fourth Amendment) or (4) agreements with respect to Debt permitted by this Agreement containing provisions described in clauses (i), (ii) and
         (iii) above that are not substantially more restrictive, taken as a

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         whole, than those of the February 2003 Note Indenture when originally entered into or, alternatively, than those of the Unsecured Note Indenture (as in effect on the date of the Fourth Amendment), (B) customary non- assignment provisions in leases and other contracts entered into in the ordinary course of business, (C) as required by applicable law, (D) customary restrictions contained in purchase and sale agreements limiting the transfer of the subject assets pending closing, (E) any restriction existing under agreements relating to assets acquired by the Borrower or a Subsidiary in a transaction permitted hereby, provided such agreements existed at the time of such acquisition, were not put into place in anticipation of such acquisition and are not applicable to any assets other than assets so acquired, (F) any restriction existing under any agreement of a Person acquired as a Subsidiary pursuant to Section 5.21(a)(vii),
         Section 5.21(b) or Section 5.22(b), provided any such agreement existed at the time of such acquisition, was not put into place in anticipation of such acquisition and was not applicable to any Person or assets other than the Person or assets so acquired and (G) agreements with respect to Debt secured by Liens permitted by Section
         5.15 that restrict the ability to transfer the assets securing such Debt."

         (f) Section 5.07(e) is amended by (x) deleting clause (i)(B) thereof, replacing the reference in clause (i) to "(C)" with a reference to "(B)" and replacing the reference in clause (i) to "(D)" with a reference to "(C)" and
(y) replacing the reference to "$150,500,000 in the aggregate" in clause (ii) thereof with the following: "an aggregate of $150,500,000 plus the amount, if any, of Shareholder Notes subject to Optional Debt Repurchases prior to February 28, 2004 under clause (i) of this paragraph (e), in each case".

         (g) Section 5.20(f) is amended by replacing the reference to "September 1, 2005" in clause (ii) therein with a reference to "December 31, 2008", and by revising the reference in clause (iii) therein to read in its entirety as follows:

                  "(iii) the terms relating to amortization, convertibility and subordination (if any), and other material terms taken as a whole, of any such extending, refunding, refinancing or exchanging of Debt, and of any agreement entered into and of any instrument issued in connection therewith, are not materially less favorable to the Borrower and the Subsidiaries (or, in the case of subordination terms, to the Senior Bank Parties) than the terms, taken as a whole, of the agreements and instruments governing the Debt being extended, refunded, refinanced or exchanged; provided, however, that any such extending, refunding or refinancing Debt (x) may bear interest not in excess of the then applicable market rate and may have market call protection provisions, and (y) which extends, refunds or refinances unsecured Debt, may, in any event, have terms and provisions which, taken as a whole, are not materially less favorable to the Borrower and the Subsidiaries than those of the Unsecured Note Indenture (as in effect on the date of the Fourth Amendment), and".

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         (h) Each of Sections 5.20(g), 5.20(h), 5.20(i) and 5.20(o) is amended by replacing the reference to "April 1, 2006" in clause (y) therein with a reference to "December 31, 2008" and by replacing the reference to "no more restrictive" in clause (y) therein with a reference to "that are not substantially more restrictive, taken as a whole,".

         Section 2. Consents. The Banks, including for purposes of Section
7.01 of the Collateral Trust and Intercreditor Agreement, hereby (i) consent to one or more amendments of the Exchange Note Indenture and any notes issued thereunder (including any amendment not requiring the consent of the trustee thereunder or of the holders of the Exchange Notes), (ii) consent to one or more amendments of the indenture pursuant to which the Shareholder Notes were issued and the Shareholder Notes (including any amendment not requiring the consent of the trustee thereunder or the holders of the Shareholder Notes), in each case to the extent necessary to provide additional covenants and other terms substantively equivalent to any or all of the covenants and other terms contained in the February 2003 Note Indenture when originally entered into and
(iii) confirm their consent to the prior issuance by the Borrower of the Shareholder Notes and waive any noncompliance with the Senior Credit Facility that may be deemed to have occurred as a result thereof.

         Section 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Banks, the Senior Administrative Agent and the Senior Collateral Agent that, as of the Amendment Effective Date (as defined below):

         (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

         (b) The representations and warranties set forth in Article IV of the Senior Credit Facility are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date).

         (c) After giving effect to the agreements herein, no Default has occurred and is continuing.

         Section 4. Effectiveness. This Amendment, other than Section 1(f) hereof, shall become effective on the first date (the "Amendment Effective Date") on which the Senior Administrative Agent shall have received

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counterparts of this Amendment that, when taken together, bear the signatures of the Majority Banks, the Borrower and the Senior Administrative Agent.
Section 1(f) of this Agreement shall become effective on the first date on which (i) the condition set forth in the immediately preceding sentence is satisfied and (ii) Rite Aid shall have issued the February 2003 Notes in an aggregate principal amount of not less than $150,000,000 and the indenture governing the February 2003 Notes shall have been executed and delivered and, unless the Majority Banks shall have otherwise consented, shall contain terms that are not substantially less favorable to the Banks than those set forth in Annex A to this Amendment (and shall be deemed to have become effective on such date immediately prior to any repurchase or redemption of the Shareholder Notes on such date that occurs prior to such issuance).

         Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         Section 6. Reference to Senior Credit Facility. Except as amended hereby, the Senior Credit Facility shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the Amendment Effective Date, each reference in the Senior Credit Facility to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Senior Credit Facility shall be deemed a reference to the Senior Credit Facility, as amended hereby, as the case may be. This Amendment shall constitute a "Senior Loan Document" for all purposes of the Senior Credit Facility and the other Senior Loan Documents.

         Section 7. Costs and Expenses. The Borrower agrees to reimburse the Senior Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Senior Administrative Agent.

         Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         Section 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

                                     RITE AID CORPORATION,


                                     By:___________________________
                                        Name:
                                        Title:


                                     CITICORP USA, INC., individually and as
                                     Senior Administrative Agent and Senior
                                     Collateral Agent,


                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                                               AMENDMENT NO. 4
                                           DATED AS OF FEBRUARY 6, 2003 TO THE
                                               RITE AID SENIOR CREDIT FACILITY




          To approve Amendment No. 4:

          Name of Institution:

          -----------------------------


          by
            ---------------------------
             Name:
             Title:

                                                                       ANNEX A





         This Annex A summarizes the primary differences between the covenants and certain other provisions contained in the 11 1/4% Senior Notes due 2008 (the "11 1/4% Notes") of Rite Aid Corporation ("Rite Aid") and the covenants and other provisions to be contained in the Senior Secured Notes due 2011 (the "February 2003 Notes") of Rite Aid. Unless otherwise noted below, capitalized terms used herein and not otherwise defined have a substantially similar meaning to the meaning assigned to them in the Indenture under which the 11 1/4% Notes were issued. Rite Aid 's obligations under the February 2003 Notes will be guaranteed, subject to certain limitations, by Rite Aid's subsidiaries that guarantee Rite Aid's obligations under the Senior Credit Facility. The guarantees will be secured by second priority liens granted by the subsidiary guarantors on all their assets that secure Rite Aid's obligations under the Senior Credit Facility, subject to certain exceptions. The second priority liens will be shared with certain existing and future indebtedness and certain of such indebtedness will have priority over the February 2003 Notes in distributions of the collateral. The February 2003 Notes include additional provisions relating to the subsidiary guarantees, the security interests, the collateral and various agreements related to the foregoing.

Covenants

     Limitation on Debt                 Substantially similar except that the
                                        February 2003 Notes permit additional
                                        Debt to be Incurred. In addition,
                                        under the February 2003 Notes (a) a
                                        number of "Permitted Debt" baskets
                                        permit such Debt by Subsidiaries that
                                        guarantee Rite Aid's obligations under
                                        the February 2003 Notes rather than
                                        Restricted Subsidiaries, (b) Rite Aid
                                        may not permit any Restricted
                                        Subsidiary that is not a Subsidiary
                                        guarantor to Incur any Debt if the
                                        proceeds are used, directly or
                                        indirectly, to Refinance any Debt of
                                        Rite Aid or any Subsidiary guarantor,
                                        (c) Rite Aid may not, and may not
                                        permit any Subsidiary guarantor to,
                                        Incur, directly or indirectly, any
                                        Debt sharing the collateral on a first
                                        priority basis that is subordinate or
                                        junior in right of payment to any
                                        other Debt of Rite Aid or any
                                        Subsidiary guarantor and (d) certain
                                        reclassifications of indebtedness are
                                        not deemed Incurrences of
                                        indebtedness.

     Limitation on Restricted
     Payments                           Substantially similar, but the
                                        reference date is reset to the issue

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                                        date of the February 2003 Notes. Also,
                                        under the February 2003 Notes an
                                        Investment with Rite Aid Common Stock
                                        is a Permitted Investment.

     Limitation on Liens                The 11 1/4% Notes permit Liens (other
                                        than Permitted Liens) only if the 11
                                        1/4% Notes will be secured by such
                                        Lien equally and ratably with (or
                                        prior to) all other Debt secured by
                                        such Lien. The February 2003 Notes
                                        prohibit Liens, other than Permitted
                                        Liens. In addition, if Rite Aid or any
                                        Subsidiary guarantor creates any
                                        additional Lien upon any Property to
                                        secure any Debt sharing collateral
                                        with the February 2003 Notes, it must
                                        concurrently grant a second priority
                                        Lien (subject to Permitted Liens) upon
                                        such Property as security for the
                                        February 2003 Notes or Subsidiary
                                        guarantees of the February 2003 Notes
                                        (except (a) as currently required by
                                        the 12.5% Senior Secured Notes due
                                        2006 of Rite Aid (the "12.5% Notes")
                                        and the Senior Secured (Shareholder)
                                        Notes due 2006 of Rite Aid (the
                                        "Shareholder Notes") with respect to
                                        proceeds of certain collateral
                                        dispositions and (b) to the extent
                                        such Property constitutes cash or cash
                                        equivalents securing only letter of
                                        credit obligations under Credit
                                        Facilities following a default).

                                        In addition, the aggregate amount of
                                        secured obligations that may share the
                                        collateral on a senior basis to the
                                        February 2003 Notes is limited to
                                        $2,700 million and the aggregate
                                        amount of secured Debt permitted under
                                        the $2,900 million general Debt
                                        baskets is reduced by the amount of
                                        February 2003 Notes, 12.5% Notes and
                                        Shareholder Notes outstanding. These
                                        limits may fluctuate based upon
                                        fluctuations of the principal Debt
                                        basket (substantially as under the 11
                                        1/4% Notes).

                                        Under the February 2003 Notes, Rite
                                        Aid will not, and will not permit any
                                        of its Subsidiaries to, secure any
                                        public Debt with a Lien on collateral
                                        securing the February 2003 Notes
                                        unless the Lien is pari passu with the
                                        first priority obligations or with the
                                        February 2003 Notes (i.e., not layered
                                        between them).

                                        The definition of Permitted Liens is
                                        substantially similar except that any
                                        Property securing Debt under the
                                        principal Debt baskets must also
                                        secure the February 2003 Notes on a
                                        second priority basis and any Property
                                        securing the 12.5% Notes or
                                        Shareholder Notes must also secure the
                                        February 2003 Notes on an equal and
                                        ratable basis.

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     Limitation on Asset Sales          Substantially similar except that the
     and Specified Collateral           February 2003 Notes provide that (a)
     Dispositions                       to the extent the proceeds from
                                        specified collateral dispositions will
                                        be allocated pursuant to the terms of
                                        any other second priority debt
                                        obligations to Repay or provide for
                                        the Repayment of such second priority
                                        Debt obligations, a pro rata portion
                                        of such proceeds must be allocated to
                                        Repay the February 2003 Notes pursuant
                                        to an asset sales prepayment offer and
                                        (b) if the assets that were the
                                        subject of an asset disposition
                                        constituted collateral and Rite Aid
                                        reinvests in Additional Assets or
                                        Expansion Capital Expenditures, then
                                        such Additional Assets must be pledged
                                        as collateral or the improved assets
                                        subject to the Expansion Capital
                                        Expenditures must constitute
                                        collateral, in each case securing the
                                        February 2003 Notes or Subsidiary
                                        guarantees of the February 2003 Notes.

     Limitation on Restrictions         Substantially similar, but the
     on Distributions from              reference date is reset to the issue
     Restricted Subsidiaries            date of the February 2003 Notes.

     Limitation on                      Substantially similar.
     Transactions with
     Affiliates

     Limitation on Sale and             Substantially similar.
     Leaseback Transactions

     Designation of Restricted          Substantially similar.
     and Unrestricted
     Subsidiaries

     Guarantees by                      Unlike the 11 1/4% Notes, under the
     Subsidiaries                       February 2003 Notes (a) Rite Aid will
                                        cause each Subsidiary that becomes or
                                        is a party to the senior subsidiary
                                        guarantee agreement or the second
                                        priority subsidiary guarantee
                                        agreement or an obligor with respect
                                        to any of the Debt sharing collateral
                                        with the February 2003 Notes (except
                                        for certain foreign Subsidiaries) to
                                        become a Subsidiary guarantor of the
                                        February 2003 Notes by becoming a
                                        party to the second priority
                                        subsidiary guarantee agreement and the
                                        collateral trust and intercreditor
                                        agreement, (b) the requirement that a
                                        Restricted Subsidiary guaranteeing
                                        Debt of Rite Aid also guarantee the

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                                        February 2003 Notes is subject to
                                        fewer exceptions and (c) no Subsidiary
                                        guarantor of the February 2003 Notes
                                        may guarantee, directly or indirectly,
                                        (1) any Debt of Rite Aid that is
                                        subordinate or junior in right of
                                        payment to any other Debt of Rite Aid
                                        unless such guarantee is expressly
                                        subordinate in right of payment to its
                                        Subsidiary guarantee of the February
                                        2003 Notes or (2) any Debt of Rite Aid
                                        other than first priority obligations
                                        unless such guarantee is expressly
                                        subordinate in right of payment to or
                                        ranks pari passu with, the Subsidiary
                                        guarantee of such Subsidiary guarantor.

     Additional Security                If Rite Aid or any Subsidiary executes
     Documents                          and delivers in respect of any
                                        Property any documents or instruments
                                        to secure Debt or other obligations
                                        that at the time share collateral with
                                        the February 2003 Notes, then Rite Aid
                                        will, or will cause such Subsidiary
                                        to, execute and deliver substantially
                                        identical documents or instruments in
                                        order to vest in the second priority
                                        collateral trustee a perfected second
                                        priority security interest (subject to
                                        Permitted Liens and the collateral
                                        trust and intercreditor agreement) in
                                        such Property for the benefit of the
                                        second priority collateral trustee on
                                        behalf of the holders of the February
                                        2003 Notes.

Merger, Consolidation and               Substantially similar except that
Sale of Property                        under the February 2003 Notes, in
                                        addition to Rite Aid, similar but less
                                        restrictive provisions apply to
                                        Subsidiary guarantors of the February
                                        2003 Notes.

Events of Default                       Substantially similar except that
                                        under the February 2003 Notes, an
                                        Event of Default includes (a) any
                                        Subsidiary guarantee ceasing to be in
                                        full force and effect and such default
                                        continues for 10 days after notice or
                                        any Subsidiary guarantor denies or
                                        disaffirms its obligations under its
                                        Subsidiary guarantee, (b) the material
                                        impairment of the security interests
                                        under the second priority collateral
                                        documents or any security interest
                                        being declared invalid or
                                        unenforceable or Rite Aid or any of
                                        its Subsidiaries asserting, in any
                                        court of competent jurisdiction, that
                                        any such security interest is invalid
                                        or unenforceable (subject to certain
                                        exceptions) and (c) an event of

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                                        default under the provision of the
                                        12.5% Notes that are similar to (a)
                                        and (b) above so long as the 12.5%
                                        Notes are outstanding.

Change of Control Put                   Substantially similar.

Redemption                              Substantially similar (the February
                                        2003 Notes may be redeemed within the
                                        first four years of the issuance of
                                        such Notes at a specified "make-whole"
                                        premium; after four years, the
                                        February 2003 Notes may be redeemed at
                                        declining redemption prices). Any
                                        redemption price, whether by
                                        make-whole, equity offering or
                                        otherwise may differ from the
                                        redemption prices included in the 11
                                        1/4% Notes.

Amendment                               Substantially similar except that
                                        under the February 2003 Notes, these
                                        provisions also relate to collateral
                                        documents and releases of collateral
                                        and guarantees and the holders of the
                                        February 2003 Notes will be deemed to
                                        consent to certain amendments,
                                        including amendments of the agreements
                                        governing the collateral and the
                                        guarantees granted by the Subsidiaries
                                        and releases of guarantees and
                                        collateral.